UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2015

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On November 25, 2015, Mattress Firm, Inc., a Delaware corporation and wholly owned indirect subsidiary of Mattress Firm Holding Corp., a Delaware corporation (the “Company”), entered into an agreement (the “Purchase Agreement”) to acquire all of the outstanding equity interests in HMK Mattress Holdings LLC (“Sleepy’s”), the leading East Coast based bedding specialty retailer, for an aggregate purchase price of $780 million, subject to working capital and other customary purchase price adjustments.  As further consideration, the Company has agreed to assume certain quantified additional liabilities totaling approximately $30 million. Sleepy’s operates approximately 1,050 specialty mattress retail stores located in 17 states in the Northeast, New England, the Mid-Atlantic and Illinois.  The Purchase Agreement contains representations, warranties and covenants.  Subject to certain limitations, each party has agreed to indemnify the other parties for breaches of representations and warranties.  A portion of the purchase price will be deposited into escrow to serve as a source of recovery for certain indemnification obligations of the sellers, and the Company has obtained representation and warranty insurance to further mitigate its exposure.

The purchase price payable to the selling equityholders will be reduced by certain payment obligations of Sleepy’s, including the repayment of certain indebtedness of Sleepy’s.  In addition, Adam Blank, the current chief operating officer and general counsel of Sleepy’s, will contribute up to $10 million of the equity value he holds in Sleepy’s in exchange for shares of common stock, par value $0.01 per share, of the Company, pursuant to the terms and conditions of a contribution agreement entered into on November 30, 2015 among the Company, Mattress Firm, Inc. and Mr. Blank (the “Contribution Agreement”).  Mr. Blank will also join the Mattress Firm executive team. The remainder of the purchase price consideration payable to Mr. Blank and the other equityholders of Sleepy’s will consist of cash.

The closing of the transactions contemplated by the Purchase Agreement and the Contribution Agreement remain subject to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and other regulatory approvals and is currently expected to occur during the first half of the Company’s fiscal year ending January 31, 2017.  The Company expects to fund the cash portion of the purchase price with cash reserves and the proceeds from the issuance of senior secured debt.

The foregoing descriptions of the Purchase Agreement and the Contribution Agreement are qualified in their entirety by reference to the full text of the Purchase Agreement and the Contribution Agreement, copies of which are attached as Exhibit 2.1 and Exhibit 2.2, respectively, hereto and are incorporated herein by reference.

Item 2.02                   Results of Operations and Financial Condition.

On November 30, 2015, the Company announced preliminary financial results for the fiscal 2015 third quarter (13 weeks) ended November 3, 2015. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 to the Company’s Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 7.01                   Regulation FD Disclosure

On November 25, 2015, Mattress Firm, Inc., a Delaware corporation and wholly owned indirect subsidiary of the Company, entered into a Purchase Agreement to acquire all of the outstanding equity interests in Sleepy’s, as more fully described above in the disclosure under Item 1.01 Entry into a Material Definitive Agreement.  The Company issued a press release describing the transaction and has posted an Investor Presentation regarding the transaction to its website, http://www.mattressfirm.com.  The Company’s website and the information contained therein is not part of this disclosure.

The press release is attached hereto as Exhibit 99.2 and the Investor Presentation is attached as hereto as Exhibit 99.3.  Both are incorporated herein by reference.

The information contained in this Item 7.01 to the Company’s Current Report on Form 8-K, including Exhibit 99.2 and Exhibit 99.3 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01                   Financial Statements and Exhibits.

(d)	Exhibits

2.1

Securities Purchase Agreement, dated November 25, 2015, by and among Mattress Firm, Inc., HMK Mattress Holdings LLC, CCP IV Holdings, LLC (“CCP IV Blocker”), CXV Holdings, LLC (“CXV Blocker”), and CCP IV SBS Holdings, LLC (“CCP IV SBS Blocker,” and collectively with CCP IV Blocker and CXV Blocker, the “Blockers”), the equityholders of HMK Mattress Holdings LLC and the Blockers, David Acker, both individually and in his capacity as a representative of the sellers, and Calera Capital Partners IV, L.P., both as a seller and in its capacity as a representative of the sellers.

	2.2	Contribution Agreement, dated November 25, 2015, by and among Mattress Firm, Inc., Mattress Firm Holding Corp. and Adam Blank.

	99.1	Press Release dated November 30, 2015 (regarding the Company’s preliminary earnings results).

	99.2	Press Release dated November 30, 2015 (regarding the Sleepy’s Securities Purchase Agreement).

	99.3	Investor Presentation dated November 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: November 30, 2015	By:	/s/ Alex Weiss
Alex Weiss
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
2.1

Securities Purchase Agreement dated November 25, 2015, by and among Mattress Firm, Inc., HMK Mattress Holdings LLC, CCP IV Holdings, LLC (“CCP IV Blocker”), CXV Holdings, LLC (“CXV Blocker”), and CCP IV SBS Holdings, LLC (“CCP IV SBS Blocker,” and collectively with CCP IV Blocker and CXV Blocker, the “Blockers”), the equityholders of HMK Mattress Holdings LLC and the Blockers, David Acker, both individually and in his capacity as a representative of the sellers, and Calera Capital Partners IV, L.P., both as a seller and in its capacity as a representative of the sellers.

2.2	Contribution Agreement, dated November 25, 2015, by and among Mattress Firm, Inc., Mattress Firm Holding Corp. and Adam Blank.

99.1	Press Release dated November 30, 2015 (regarding the Company’s preliminary earnings results).

99.2	Press Release dated November 30, 2015 (regarding the Sleepy’s Securities Purchase Agreement).

99.3	Investor Presentation dated November 30, 2015.